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                                                                    EXHIBIT 10.2



                                    ANOTARIA
                                     MUSALEM

DIGEST No. 14.259-2002
3-1624/12

             AMENDMENT TO SYNDICATED LOAN FACILITY OPENING AGREEMENT

                                 by and between


                  IBEROAMERICAN RADIO HOLDINGS UNO CHILE S.A.,

                                    as Debtor


                             BLAYA Y VEGA S.A. ET AL

                  as Sureties and Joint and Several Co-Debtors


                                 BANCO DE CHILE

                                    CORPBANCA

                          SCOTIABANK SUD AMERICANO AND

                         BANKBOSTON, N.A., Chile Branch,

                                  as Creditors

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                           as Agent Bank and Creditor

IN SANTIAGO DE CHILE, this twelfth day of December of year two thousand and two, before me, MARTIN VAZQUEZ CORDERO, Notary Public appointed in replacement of Notary Public JOSE MUSALEM SAFFIE, in charge of the Forty-Eighth Notary Public's Office of Santiago, domiciled in this city, at Huerfanos seven hundred and seventy, third floor, as per Decrees Nos. five hundred and fifty four - two thousand and two and five hundred and sixty-nine - two thousand and two, both issued by the President of the Court of Appeals on October four and November eleven of the current year, respectively, entered into the Book of Notarial Records at the end of registrations made in November, there


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appear: Mr. Jose Antonio Ituarte Duran, Chilean, married, engineer, ID No. seven million seven hundred and seventy-five thousand eight hundred and seventeen - eight and Mr. Andres Fernandez Walker, Chilean, married, business administrator, ID number seven million thirteen thousand three hundred and seventy-four - one, both in the name, as it will be evidenced, of: a) IBEROAMERICAN RADIO HOLDINGS UNO CHILE S.A., a corporation [SOCIEDAD ANONIMA] engaged in communications and radio broadcasting, individual tax payer number ninety-six million eight hundred and sixty-seven thousand nine hundred and ninety - two, hereinafter also called "Radio Uno" or the "Debtor"; b) CLAXSON CHILE S.A., formerly IBEROAMERICAN MEDIA HOLDINGS CHILE S.A., a corporation [SOCIEDAD ANONIMA] engaged in telecommunications and investments, individual tax payer number ninety-six million eight hundred and sixty-three thousand eight hundred and thirty - zero, hereinafter also called "Claxson Chile"; c) BLAYA Y VEGA S.A., a corporation [SOCIEDAD ANONIMA] engaged in radio broadcasting, individual tax payer number eighty-two million sixty-six thousand five hundred - seven, hereinafter also called "Blaya"; d) IBEROAMERICAN RADIO HOLDINGS CHILE S.A., a corporation [SOCIEDAD ANONIMA] engaged in communications and radio broadcasting, individual tax payer number ninety-six million eight hundred and sixty-three thousand seven hundred and ninety - eight, hereinafter also called "Radio Holdings"; e)
COMPANIA DE RADIOS S.A., a corporation [SOCIEDAD ANONIMA] engaged in radio broadcasting, individual tax payer number ninety-six million eight hundred and fifty-eight thousand and ninety - six, hereinafter also called "Compania de Radios"; f) RADIODIFUSION IBEROAMERICAN CHILE S.A., a corporation [SOCIEDAD ANONIMA] engaged in radio broadcasting, individual tax payer number ninety-six million eight hundred and sixty-three thousand eight hundred and twenty - three, hereinafter also called "Radiodifusion"; g) RADIODIFUSORA TRANSITORIA S.A., a corporation [SOCIEDAD ANONIMA] engaged in radio broadcasting, individual tax payer number ninety-six million eight hundred and fifty-eight thousand and seventy - one, hereinafter also called "Transitoria"; h) AURORA S.A., a corporation [SOCIEDAD ANONIMA] engaged in radio broadcasting, individual tax payer number ninety-six million eight hundred and ninety thousand four hundred and ninety - six, hereinafter also called "Aurora"; i) SOCIEDAD DE RADIODIFUSION EL LITORAL LIMITADA, a limited liability company engaged in radio broadcasting, individual tax payer number seventy million six hundred and thirty-four thousand
- nine, hereinafter also called " El Litoral"; j) ABRIL S.A., a corporation [SOCIEDAD ANONIMA] duly organized and validly existing under the laws of the Republic of Chile, engaged in radio broadcasting, Individual Tax Payer Number ninety-six million eight hundred and four thousand seven hundred and seventy - one, hereinafter also called "Abril", all the aforementioned companies domiciled to these effects in this city at Eliodoro Yanez number one thousand seven hundred and eighty-three, Providencia, Santiago; and k) RED DE TELEVISION CHILEVISION S.A., a closed corporation [SOCIEDAD ANONIMA] engaged in telecommunications, individual tax payer number ninety-six million six hundred and sixty-nine thousand five hundred and twenty - K, hereinafter indistinctly "Chilevision", domiciled to these effects, in the same place as its representatives, at Ines Matte Urrejola number zero eight two five, Providencia, Santiago; Mr. Claudio Abe Del Solar, Chilean, unmarried, commercial engineer, ID number five million five hundred and twenty-five thousand and sixty-five - zero and Ms. Maria Teresa Vinuela Suarez, Chilean, married, commercial engineer, ID number six million seven hundred and thirty-five thousand three hundred and ninety-eight - six, both domiciled for these effects in this city at Ahumada



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number two hundred and fifty-one, Santiago, and both, in addition, acting jointly on behalf, as it will be evidenced, of BANCO DE CHILE, a corporation [SOCIEDAD ANONIMA] engaged in banking, domiciled at the same place as its representatives, individual tax payer number ninety-seven million four thousand
- five, as legal successor of BANCO DE A. EDWARDS and hereinafter also called "Banco de Chile"; Ms. Paulina Valdes Del Rio, Chilean, unmarried, commercial engineer, ID number eight million four hundred and fifty-one thousand one hundred and sixty-five - K and Mr. Oscar Torrealba Ziliani, Chilean, married, commercial engineer, ID number seven million one hundred and seventy-one thousand and fifty-two - one, both domiciled to these effects in this city at Avenida Apoquindo number three thousand four hundred and fifty-seven, Las Condes, and both, in addition, acting jointly on behalf, as it will be evidenced, of BANKBOSTON N.A., CHILE BRANCH, engaged in banking, domiciled at the same place as its representatives, individual tax payer number ninety-seven million forty-one thousand - seven, hereinafter also called "BankBoston"; Mr. Christian Schiessler Garcia, Chilean, married, commercial engineer, ID number seven million two hundred and seventy-seven thousand two hundred and seventy-eight - four, domiciled to these effects in this city at Huerfanos number one thousand and seventy-two, Santiago, on behalf, as it will be evidenced, of CORPBANCA, a corporation [SOCIEDAD ANONIMA] engaged in banking, domiciled at the same place as its representative, individual tax payer number ninety-seven million twenty-three thousand - nine, hereinafter also called "Corpbanca"; Mr. Claudio Tessa Ferrada, Chilean, married, commercial engineer, ID number seven million four hundred and twenty-eight thousand nine hundred and fifty-nine - two and Mr. Eduardo Jofre Perez, Chilean, unmarried, commercial engineer, ID number seven million eight hundred and fourteen thousand eight hundred and thirty-three - zero, both domiciled to these effects in this city at Morande number two hundred and twenty-six, Santiago, and both in addition jointly acting in the name, as it will be evidenced, of SCOTIABANK SUD AMERICANO, formerly called Banco Sud Americano, a corporation [SOCIEDAD ANONIMA] engaged in banking, domiciled at the same place as its representatives, individual tax payer number ninety-seven million eighteen thousand - one, hereinafter also called "Scotiabank"; each of Banco de Chile, BankBoston, Corpbanca and Scotiabank, hereinafter also individually called a "Chilean Creditor" and collectively "Chilean Creditors"; and, finally, Mr. Jose Francisco Garces Reyes, Chilean, married, auditing accountant, ID number four million six hundred and twelve thousand eight hundred and eleven - seven, domiciled to these effects in this city at Avenida El Bosque Sur number one hundred and thirty, fifth floor, Las Condes, on behalf, as it will be evidenced, of DEUTSCHE BANK TRUST COMPANY AMERICAS, a company organized under the laws of New York, domiciled at sixty Wall Street, New York, United States of America, and to these effects, domiciled at the same place as its representative. The latter company appears as legal successor of Bankers Trust Company, hereinafter also called "Deutsche Bank" or the "Agent Bank", as applicable; the appearing parties are of full age and supply evidence of their identities with their aforementioned IDs and state as follows: ONE: DEFINITIONS. It is expressly stated that each of Claxson Chile, Blaya, Radio Holdings, Compania de Radios, Radiodifusion, Transitoria, Aurora, El Litoral and Abril shall hereinafter also be called individually a "Guarantor" and collectively the "Guarantors". However, it is expressly stated that Claxson Chile has only contracted those obligations expressly stated in the Local Loan Agreement and other documents attached thereto; Chilevision shall be considered a "Surety" under the terms established in the deed of Bond and Joint and Several Co-Debt mentioned in section eight hereof. The Debtor,


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the Surety, each Guarantor, each Chilean Creditor and the Agent Bank shall also be hereinafter called individually a "Party" and collectively the "Parties". All those terms and words which are capitalized herein despite their grammatical function and those which have not been assigned a special meaning therein, shall have the meaning assigned thereto in the syndicated loan facility opening agreement entered into by the Parties and executed through a public deed dated April twenty-six of year two thousand at the Notary Public's office under the charge of Eduardo Pinto Peralta, in Santiago, hereinafter also called the "Local Loan Agreement". TWO: BACKGROUND. ONE) LOCAL LOAN AGREEMENT. Under the Local Loan Agreement, Chilean Creditors agreed to grant a loan to the Debtor for up to an amount in pesos, legal tender, equivalent to thirty-five million Dollars, under the terms and conditions stated in the Local Loan Facility. The full loan committed by Chilean Creditors in the Local Loan Agreement was fully disbursed in favor of the Debtor on April twenty-six of year two thousand and amounted to the sum in pesos equivalent to one million one hundred and seventy-three thousand five hundred and seventy point twenty-five UNIDADES DE FOMENTO. The Loan was documented in ten promissory notes signed by the Debtor on the loan disbursement date to the order of the relevant Chilean Creditor, guaranteed by each of the Guarantors, hereinafter indistinctly the "Local Promissory Notes" or the "Promissory Notes", a copy of which is included as Exhibit number One hereto, which is registered in this notary public's office and dated on the date hereof under the same digest number as this deed and is construed to be an integral part thereof to all legal effects. As set forth in the Local Loan Agreement and in the Local Promissory Notes, the Debtor bound itself to pay to Chilean Creditors the granted loan principal amount, jointly with accrued interest thereon as of such relevant payment date, in sixteen quarterly successive installments, as from July twenty-six of year two thousand and one, on such dates and for such amounts as are stated below: i) First installment, for the amount of sixty-seven thousand sixty-one point one thousand five hundred and sixty-nine unidades de fomento, on July twenty-six of year two thousand and one; ii) Second installment, for the amount of sixty-seven thousand sixty-one point one thousand five hundred and sixty-nine unidades de fomento, on October twenty-six of year two thousand and one; iii) Third installment, for the amount of sixty-seven thousand sixty-one point one thousand five hundred and sixty-nine unidades de fomento, on January twenty-six of year two thousand and two; iv) Fourth installment, for the amount of sixty-seven thousand sixty-one point one thousand five hundred and sixty-nine unidades de fomento, on April twenty-six of year two thousand and two; v) Fifth installment, for the amount of seventy-five


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thousand four hundred and forty-three point eight thousand and fifteen unidades de fomento, on July twenty-six of year two thousand and two; vi) Sixth installment, for the amount of seventy-five thousand four hundred and forty-three point eight thousand and fifteen unidades de fomento, on October twenty-six of year two thousand and two; vii) Seventh installment, for the amount of seventy-five thousand four hundred and forty-three point eight thousand and fifteen unidades de fomento, on January twenty-six of year two thousand and three; viii) Eighth installment, for the amount of seventy-five thousand four hundred and forty-three point eight thousand and fifteen unidades de fomento, on April twenty-six of year two thousand and three; ix) Ninth installment, for the amount of seventy-five thousand four hundred and forty-three point eight thousand and fifteen unidades de fomento, on July twenty-six of year two thousand and three; x) Tenth installment, for the amount of seventy-five thousand four hundred and forty-three point eight thousand and fifteen unidades de fomento, on October twenty-six of year two thousand and three; xi) Eleventh installment, for the amount of seventy-five thousand four hundred and forty-three point eight thousand and fifteen unidades de fomento, on January twenty-six of year two thousand and four; xii) Twelfth installment, for the amount of seventy-five thousand four hundred and forty-three point eight thousand and fifteen unidades de fomento, on April twenty-six of year two thousand and four; xiii) Thirteenth installment, for the amount of seventy-five thousand four hundred and forty-three point eight thousand and fifteen unidades de fomento, on July twenty-six of year two thousand and four; xiv) Fourteenth installment, for the amount of seventy-five thousand four hundred and forty-three point eight thousand and fifteen unidades de fomento, on October twenty-six of year two thousand and four; xv) Fifteenth installment, for the amount of seventy-five thousand four hundred and forty-three point eight thousand and fifteen unidades de fomento, on January twenty-six of year two thousand and five; and xvi) Sixteenth installment, for the amount of seventy-five thousand four hundred and forty-three point eight thousand and twelve unidades de fomento, on April twenty-six of year two thousand and five. The Debtor has fully and timely paid the first six installments of the loan principal amount, plus the relevant interest thereon, and the balance of the loan principal amount currently due by the Debtor to Creditors amounts to seven hundred and fifty-four thousand four hundred and thirty-eight Unidades de Fomento. TWO) FOREIGN LOAN AGREEMENT AND EARLY TERMINATION. Concurrently with execution of the Local Loan Agreement, the Debtor and Deutsche Bank, formerly Bankers Trust Company, as Foreign Creditor, entered into the Foreign Loan Agreement whereby, subject to the terms and conditions stated therein, Deutsche Bank made available to the Debtor a loan facility for up to five million Dollars and the Debtor could apply for one or more loans to be charged to such facility. Through a private instrument dated October seven of year two thousand and two, the Debtor and Deutsche Bank agreed to terminate on an early basis the aforementioned Foreign Loan Agreement, all and each of the obligations contained in such instrument being fully terminated. A copy of the instrument evidencing termination of the Foreign Loan Agreement is included as Exhibit number Two hereto, which is registered in this notary public's office and dated on the date hereof under the same digest number as this deed and is construed to be an integral part thereof to all legal effects, the appearing parties stating they fully know and accept these presents. During the term of the Foreign Loan Agreement, the Debtor did not apply for loans to be charged to the loan facility and, therefore, owes nothing to Deutsche Bank on such account. THREE) LETTERS OF CREDIT. By reason of execution of the Local Loan Agreement and at the Debtor's request, Deutsche Bank, formerly Bankers Trust Company, issued those Letters of Credit included in the Local Loan Agreement, to guarantee to BankBoston and Banco de Chile the payment of a portion of the loan granted to the Debtor by such banks under the Local Loan Agreement, all the foregoing under the terms and conditions established by such Letters of Credit. By reason of the amendment to the Local Loan Agreement mentioned in this instrument, at the Debtor's request and with the consent of the Creditors the beneficiaries of the Letters of Credit, Deutsche Bank cancelled and amended the Letters of Credit originally issued under the terms stated below: A) CANCELLED LETTERS OF CREDIT. On December twelve of year two thousand and two, Deutsche Bank and BankBoston agreed to cancel and revoke as from such date stand by letter of credit number S - one three three six eight, issued in favor of BankBoston on April twenty-six of year two thousand and the initial amount of which was five million two hundred thousand Dollars; and, B) AMENDED LETTERS OF CREDIT. (I) BANCO DE CHILE LETTER OF CREDIT: On December twelve of year two thousand and two, Deutsche Bank and Banco de Chile agreed to amend, as from such date, stand by


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letter of credit number S - one three three six five, issued in favor of Banco de A. Edwards on April twenty-six of year two thousand and the initial amount of which was five million Dollars, to adjust the amount of such letter of credit and the payment schedule established therein to the terms of the Local Loan Agreement to be agreed upon in this instrument; and (II) BANKBOSTON LETTER OF
CREDIT: On December twelve of year two thousand and two, Deutsche Bank and BankBoston agreed to amend, as from such date, stand by letter of credit number S - one three three six six, issued in favor of BankBoston on April twenty-six of year two thousand and the initial amount of which was three million Dollars, to adjust the amount of such letter of credit and the payment schedule established therein to the terms of the Local Loan Agreement to be agreed upon in this instrument. Stand by letters of credit referred-to in b) above, including the relevant amendments thereto, are currently in force and hereinafter shall be collectively called the "Letters of Credit". A copy of the amended Letters of Credit that remain in force are registered on the date hereof and in this same Notary Public's office under digest number four thousand two hundred and sixty-seven - two thousand and two. The amount committed by the Foreign Creditor under each amended Letter of Credit shall continue being reduced during the term of the Local Loan Agreement in proportion to the reduction of the current balance of the loan principal amount after any payment or prepayment of such loan made by the Debtor or any third party bound to make payment. FOUR) REIMBURSEMENT AGREEMENT. Through a private instrument dated April twenty-four of year two thousand, the Debtor, as applicant of the Letters of Credit, and Deutsche Bank, formerly Bankers Trust Company, as issuer thereof, entered into the Reimbursement Agreement under which the Debtor and Deutsche Bank established the issue, maintenance, payment and reimbursement terms of the letters of Credit and other amounts due thereunder. By reason of the amendment to the Local Loan Agreement mentioned in this instrument and the amendments to the Letters of Credit referred to in Three) above, through a private instrument dated on the date hereof, the Debtor, as applicant of the new Letters of Credit, and Deutsche Bank, as issuer thereof, agreed to amend the Reimbursement Agreement to make it comprise the obligations of the Debtor and the Guarantors under the new terms of the Local Loan Agreement and of the Letters of Credit, which is registered on the date hereof and in this Notary Public's Office under number fourteen thousand two hundred and sixty-six - two thousand and two. That part of the disbursement to be made by Deutsche Bank in case that the Letters of Credit become effective and that is not duly documented by the Local Promissory Notes executed by the Debtor to the order of BankBoston and/or Banco de Chile, shall be documented in one or more promissory notes executed by the Debtor to the order of Deutsche Bank or its successor or assignee, and guaranteed by each Guarantor, which promissory notes shall also be referred to as "Reimbursement Promissory Notes". FIVE) GUARANTIES. To secure full and faithful performance of the obligations of the Debtor and Guarantors under the Local Loan Agreement, the Reimbursement Agreement, Local Promissory Notes and Reimbursement Promissory Notes and under any other document executed by the Debtor or the Guarantors under any of the aforementioned documents, the following guaranties have been created: A) PLEDGE ON RADIO BROADCASTING CONCESSIONS: Public deed dated April twenty-six of year two thousand, executed in the Notary Public's Office under the charge of Eduardo Pinto Peralta, in Santiago, digest number eight thousand eight hundred and one - two thousand, through which the Debtor and the Guarantors, to any applicable extent, create a commercial pledge as provided for by sections eight hundred and thirteen ET SEQ. of the Code of Commerce, on all radio broadcasting concessions granted by the Ministry of Transportation


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and Telecommunications of Chile to the Debtor and the Guarantors and stated in such document; B) CHATTEL MORTGAGE: Public deed dated April twenty-six of year two thousand, executed in the Notary Public's Office under the charge of Eduardo Pinto Peralta, in Santiago, digest number eight thousand eight hundred and four
- two thousand, supplemented by public deed dated May three of year two thousand executed in the same Notary Public's office under digest number nine thousand two hundred and eighty-eight - two thousand, through which the Debtor and the Guarantors, to any applicable extent, create a chattel mortgage as provided for by Act number Eighteen thousand one hundred and twelve on the movable property owned by the Debtor and the Guarantors and stated in such instrument; C) PLEDGE ON TRADEMARKS: Public deed dated April twenty-six of year two thousand, executed in the Notary Public's Office under the charge of Eduardo Pinto Peralta, in Santiago, digest number eight thousand eight hundred and two - two thousand, through which the Debtor and the Guarantors, to any possible extent, create a commercial pledge as per the provisions of sections eight hundred and thirty ET SEQ. of the Code of Commerce on all trademarks owned by it and stated in such instrument; D) PLEDGE ON SHARES: Public deed dated April twenty-six of year two thousand executed in the Notary Public's Office under the charge of Eduardo Pinto Peralta, in Santiago, digest number eight thousand eight hundred and three
- two thousand, through which the Debtor, Claxson Chile, Radio Holdings and Radiodifusion created a pledge as per the provisions of Act number four thousand two hundred and eighty-seven on all its capital stock in the companies Radio Holdings, Radio Uno, Radiodifusion, Blaya, Compania de Radios, Aurora and Transitoria and stated in such instrument; E) COMMITMENT TO CREATE A COMMERCIAL PLEDGE ON RADIO BROADCASTING CONCESSIONS AND TRADEMARKS: Public deed dated April twenty-six of year two thousand, executed in the Notary Public's Office under the charge of Eduardo Pinto Peralta, in Santiago, digest number eight thousand eight hundred and five - two thousand, through which the Debtor and the Guarantors undertake to create, throughout the effective term of the Loan Agreements, a commercial pledge as provided for by sections eight hundred and thirteen ET SEQ. of the Code of Commerce, on all radio broadcasting concessions and trademarks acquired or owned by any of the above companies following the date of execution of the Local Loan Agreement; F) COMMITMENT TO CREATE A CHATTEL
MORTGAGE: Public deed dated April twenty-six of year two thousand, executed in the Notary Public's Office under the charge of Eduardo Pinto Peralta, in Santiago, digest number eight thousand eight hundred and four - two thousand, through which the Debtor and the Guarantors undertake to create, throughout the effective term of the Loan Agreements, a chattel mortgage as provided for by Act number eighteen thousand one hundred and twelve, or any other applicable type of pledge pursuant to the law, on all movable property acquired or owned by any of the foregoing companies following the date of execution of the Local Loan Agreement for an individual value equal to or higher than ten thousand Dollars;
G) CONDITIONAL ASSIGNMENT OF RIGHTS UNDER A LEASING AGREEMENT: Public deed dated April twenty-six of year two thousand, executed in the Notary Public's Office under the charge of Eduardo Pinto Peralta, in Santiago, digest number eight thousand eight hundred and seven - two thousand, through which Blaya and Vega S.A., with the Consent of Banco Santander, conditionally assigned its rights under the Leasing Agreement executed through a public deed dated April twenty-nine of year one thousand nine hundred and ninety-nine, before Notary Public Eduardo Pinto Peralta, acting in Santiago, between Blaya and Vega S.A. and Banco Santander in favor of the creditors under the Loan Agreements. In this same instrument, Blaya and Vega S.A. represents and



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undertakes that, in case of exercise of the purchase option to which it is entitled on the real property subject matter of the Leasing Agreement, Blaya y Vega S.A., or its successors or assignees, shall create a first mortgage in favor of the Creditors to secure the obligations of Radio Uno and the Guarantors under the Loan Agreements and the Promissory Notes; H) COMMITMENT TO CREATE A
MORTGAGE: Public deed dated April twenty-six of year two thousand, executed in the Notary Public's Office under the charge of Eduardo Pinto Peralta, in Santiago, digest number eight thousand eight hundred and eight - two thousand, through which the Debtor and the Guarantors, excluded Claxson Chile, undertake to create, throughout the effective term of the Loan Agreements, a first mortgage on the real property owned by the Debtor and its Subsidiaries acquired or owned by them following the date of execution of the Local Loan Agreement, for an individual value equal to or higher than forty thousand Dollars; I)
MORTGAGE: Public deed dated September twelve of year two thousand, executed in the Notary Public's Office under the charge of Eduardo Pinto Peralta, in Santiago, digest number twenty thousand two hundred and seventy-five - two thousand, through which Blaya creates a first mortgage on the real property located at Federico Froebel number one thousand seven hundred and ninety-two, Providencia, Santiago, registered in its name on page eight thousand four hundred and twenty-six, number nine thousand three hundred and sixty-seven, of the Real Estate Registry of the Real Property Preserver of Santiago, corresponding to year one thousand nine hundred and ninety-nine; and J) BOND AND JOINT AND SEVERAL CO-DEBT: Public deed dated April twenty-six of year two thousand executed in the Notary Public's Office under the charge of Eduardo Pinto Peralta, in Santiago, digest number eight thousand eight hundred and nine
- two thousand, through which Claxson Chile, Blaya, Radio Holdings, Compania de Radios, Radiodifusion, Transitoria, Aurora and El Litoral became Sureties and Joint and Several Co-Debtors of the obligations of Radio Uno to the creditors under the Loan Agreements and the Promissory Notes. SIX) REPRESENTATIONS BY THE PARTIES. As of the date hereof, the Debtor and the Guarantors have fully performed their payment obligations in respect of the contracted local loan, including agreed principal amount and interest, within the terms and as provided for in the Local Loan Agreement, and the Creditors have considered the remaining ancillary affirmative and negative covenants contained in sections Eight and Nine of the Local Loan Agreement to be fulfilled until the date hereof. In addition, as of the date of termination of the Foreign Loan Agreement, the Debtor has applied for no disbursement to be charged to such instrument. The Debtor has requested that Chilean Creditors amend the principal and interest payment schedule established in the Local Loan Agreement and in the Local Promissory Notes and, moreover, the Parties have realized that it is necessary to make certain adjustments to the financial obligations that the Debtor undertook to fulfill under the terms of the Local Loan Agreement, since the projections related to (i) Maximum Consolidated Indebtedness Ratio and (ii) Minimum Consolidated EBITDA might not have been adjusted to the parameters originally agreed in the aforementioned agreement. The Creditors are willing to adjust such obligations under the terms stated in the following sections hereof.
THREE: AMENDMENT TO THE LOCAL LOAN AGREEMENT. The Parties hereby amend by mutual agreement the Local Loan Agreement under the terms stated below: ONE) The following definitions are amended or supplemented in sections One and Two of the Local Loan Agreement: a) The definition of "Guaranty Documents" and "Guaranties" contained in Four) of section One of the Local Loan Agreement is supplemented to include within the group of Guaranties and Guaranty Documents those guaranty agreements mentioned in "Guaranties of Abril S.A." and the agreement called "Chilevision Bond",


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both defined below and the guaranties created thereunder; b) In section Two, the definition of "Creditors" is replaced as follows: " "Creditors" means Chilean Creditors, as creditors under the Local Loan Agreement, and the Foreign Creditor Deutsche Bank, as issuer of the Letters of Credit and creditor under the Reimbursement Agreement, as well as their relevant successors and assignees"; c) In section Two, the definition of "Agent Bank" is replaced as follows: " "Agent Bank" means Deutsche Bank Trust Company Americas, as agent for the Creditors under the Loan Documents or that replacing it in the future."; c)[sic] In section Two, the following definition is added: " "Claxson Deposit Agreement" means the deposit agreement entered into on the date hereof between Claxson Interactive Group Inc., the Debtor, Claxson Chile and the Creditors, a copy of which is included as Exhibit number Three hereto, which is registered in this notary public's office and dated on the date hereof date under the same digest number as this deed and is construed to be an integral part thereof to all legal effects, whereby Claxson Interactive Group Inc. or Claxson Chile binds itself, among other things, to make available to Deutsche Bank Chile S.A. the initial amount of sixty-two thousand nine hundred and sixty-six point two four three four Unidades de Fomento, plus additional amounts under the terms established by the Deposit Agreement, through delivery of one or more term deposits for the agreed amounts, which shall be issued to the order of Claxson Interactive Group Inc. or Claxson Chile, as depositor of the funds and then endorsed in blank to Deutsche Bank Chile S.A., as depository, for fulfillment of the instruments contained in the Deposit Agreement, including the power to allocate such funds to payment of any balance of a principal or interest installment of the loan referred to herein which was not fully and timely paid by the Debtor or the Guarantors."; d) In section Two, the following definition is added: "Chilevision Bond" means the bond and joint and several co-debt to be created by Chilevision in favor of the Creditors to secure the obligations of the Debtor and the Guarantors under the Local Loan Agreement, the Local Promissory Notes, the Reimbursement Agreement, the Reimbursement Promissory Notes, the Guaranty Documents and any other document derived therefrom. e) In section Two, the following definition is added: ""Guaranties of Abril S.A." means (i) the pledge on one hundred percent of the shares issued by the company Abril S.A. to be created on December eleven of year two thousand and two by the Debtor and Iberoamerican Media Holdings Chile S.A. in favor of the Creditors to secure the obligations of the Debtor and the Guarantors under the Loan Documents; (ii) the commercial pledge on the radio broadcasting concessions owned by Abril S.A. to be created on December eleven of year two thousand and two by Abril S.A. in favor of the Creditors to secure the obligations of the Debtor and the Guarantors under the Loan Documents; (iii) the commercial pledge on the trademarks owned by Abril S.A. to be created on December eleven of year two thousand and two by Abril S.A. in favor of the Creditors to secure the obligations of the Debtor and the Guarantors under the Loan Documents; and (iv) the bond and joint and several co-debt to be created on December eleven of year two thousand and two by Abril S.A. in favor of the Creditors to secure the obligations of the Debtor and the Guarantors under the Loan Documents." f) In the definition "Consolidated Interest Expense" references to "the Guarantors" are deleted, therefore, such definition shall read as follows: " "Consolidated Interest Expense" shall mean, for any period, i) the aggregate consolidated interest expense of Radio Uno and its Subsidiaries during such period, including, among other things, all fees, discounts and other charges due in respect of the financing of letters of credit and bank acceptances and the net amounts payable as per Rate Hedging Agreements, determined on a consolidated basis, pursuant to generally accepted accounting principles in Chile, plus ii) that portion of the Leasing Obligations of Radio Uno and its Subsidiaries representing the interest amount for such period." g) The definition of "Applicable Margin" is replaced as follows: " "Applicable Margin" means two point seventy-five percentage points per annum over the Bank Lending Rate". The definition of Bank Lending Rate or TAB is replaced as follows: " "Bank Lending Rate or TAB" is the interest rate for readjustable transactions for each bank business day, determined by the Asociacion de Bancos e Instituciones Financieras A.G., and which shall be published in the press on the day following determination thereof or in the event that the date of TAB determination falls on a Friday or a day preceding a bank non-business day, the TAB published on the day of its determination shall be considered, taking into account that (i) between the date of disbursement of the Local Loan and February five of year two thousand and three, the ninety days' TAB shall be considered; (ii) from February five of year two thousand and three and until February five of year two thousand and six the three hundred and sixty days' TAB shall be considered; and (iii) from February five of year two thousand and six on, the ninety days' TAB shall be considered."; h) The term "Quarterly Payment Date" is replaced as follows: "
" Quarterly Payment Date" means every August five, November five, February five and May five of each year. TWO) The schedule for payment is hereby amended of the principal balance currently due under the Local Loan Agreement and the Local Promissory Notes amounting to seven hundred and fifty-four thousand four hundred and thirty eight point one hundred and ninety-four Unidades de Fomento, so that the Debtor is allowed to pay such principal balance in fourteen quarterly successive installments, for the amount of fifty-three thousand eight hundred and eighty-eight point forty-three Unidades de Fomento each, plus the relevant interest, commencing on February 5 of year two thousand and three, the last due on May five of year two thousand and six. As a result of the above provisions,
Two) of section Four of the Local Loan Agreement is hereby replaced as follows:
"The Local Loan Principal Amount shall be the number of Unidades de Fomento resulting from dividing the amount in pesos, legal tender, which Chilean Creditors disburse to Radio Uno by a value in pesos of the Unidad de Fomento published on the date of disbursement of the Local Loan. Radio Uno binds itself to pay to Chilean Creditors the granted Local Loan principal amount as per this instrument, together with accrued, unpaid interest as of such date, in twenty quarterly successive installments, from July twenty-six of year two thousand and one, on such dates and for such amounts as are stated below: i) First Installment, for the amount of sixty-seven thousand sixty-one point one thousand five hundred and sixty-nine Unidades de Fomento, on July twenty-six of year two thousand and one; ii) Second Installment, for the amount of sixty-seven thousand sixty-one point one thousand five hundred and sixty-nine Unidades de Fomento, on October twenty-six of year two thousand and one; iii) Third Installment, for the amount of sixty-seven thousand sixty-one point one thousand five hundred and sixty-nine Unidades de Fomento, on January twenty-six of year two thousand and two; iv) Fourth Installment, for the amount of sixty-seven thousand sixty-one point one thousand five hundred and sixty-nine Unidades de Fomento, on April twenty-six of year two thousand and two; v) Fifth Installment, for the amount of seventy-five thousand four hundred and forty-three point eight thousand and fifteen Unidades de Fomento, on July twenty-six of year two thousand and two;
vi) Sixth Installment, for the amount of seventy-five thousand four hundred and forty-four Unidades de Fomento, on October twenty-six of year two thousand and two; vii) Seventh Installment, for the amount of fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on February five of year two thousand and three; viii) Eighth Installment, for the amount of fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on May 5 of year two thousand and three; ix) Ninth Installment, for the amount of fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on August 5 of year two thousand and three; x) Tenth Installment, for the amount fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on November 5 of year two thousand and three; xi) Eleventh Installment, for the amount of fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on February 5 of year two thousand and four; xii) Twelfth Installment, for the amount of fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on May five of year two thousand and four; xiii) Thirteenth
Installment, for the amount of fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on August 5 of year two thousand and four; xiv) Fourteenth Installment, for the amount of fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on November 5 of year two thousand and four; xv) Fifteenth Installment, for the amount of fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on February five of year two thousand and five; xvi) Sixteenth Installment, for the amount of fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on May five of year two thousand and five; xvii) Seventeenth Installment, for the amount of fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on August five of year two thousand and five; xviii) Eighteenth Installment, for the amount of fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on November five of year two thousand and five; xix) Nineteenth Installment, for the amount of fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on February five of year two thousand and six; xx) Twentieth Installment, for the amount of fifty-three thousand eight hundred and eighty-eight point four three Unidades de Fomento, on May five of year two thousand and six." THREE) a) of Two) of section Five is hereby amended and the following paragraph is added following the last paragraph ending with the word "apply": "Despite the above provisions, when the three hundred and sixty days' TAB is to be considered, the TAB shall vary and be automatically adjusted every twelve months on the first day of the Interest Period commencing on February five of years two thousand and three, two thousand and four and two thousand and five and such TAB rate shall apply for the four Interest Periods following the date of determination thereof. Notwithstanding the applicable TAB rate, interest shall be paid on a quarterly basis on the last day of each Interest Period." FOUR) f) of Two of Section Five is replaced as follows: "f) Penalty Interest Rate. (i) Should the Debtor become delinquent or incur late payment in respect of any sum due hereunder, whether with regard to principal amount, interest, fees or on any other account, whether at the stated maturity, upon occurrence of a legal or conventional termination event, due to mandatory prepayment or for another reason, or (ii) should any of the Events of Default listed in One) of section Nine below occur, the sums due shall accrue as penalty interest, the TAB rate of the relevant Interest Period plus an applicable margin of three point five percentage points per annum. The Penalty Interest Rate shall apply as from the moment of occurrence of the delay or from the date of commencement of the Event of Default, as applicable, and until actual payment of the sum due or cessation of the Event of Default, as applicable, to the extent that such penalty interest rate does not exceed the conventional maximum interest rate allowed by law for money credit transactions readjustable in legal tender, in which event, the penalty interest rate shall be the latter. Application of the Penalty Interest Rate shall be notwithstanding the power of each Creditor established in Two) of Section Nine hereof. It is expressly stated that application of the Penalty Interest Rate does not require Creditors to exercise their right to declare the lapsing of the term or the early enforceability provided for in the aforesaid section Nine and, in addition, that application of the Penalty Interest Rate may not be construed in any manner whatsoever as a waiver of the right of Creditors to declare the aforesaid lapsing of the term or early enforceability or a waiver of any of the obligations of the Debtor contained herein." FIVE) The first part of section Eight of the Local Loan Agreement is replaced as follows: "As from the date hereof and until all and each of the sums due by Radio Uno hereunder have been paid, including principal, interest, expenses and costs, Radio Uno and the Guarantors, Chilevision excluded, hereby bind themselves to Chilean Creditors to: ..."; SIX) In section Eight of the Local Loan Agreement, One), e), second part, following the phrase ". In addition, the General Manager", "of the Debtor" should be added; SEVEN) Fourteen of section Eight is replaced as follows:
"FOURTEEN) ADDITIONAL GUARANTIES. Radio Uno and the Guarantors and each of the Debtor's Subsidiaries, including the subsidiaries organized or acquired following the date of execution hereof, shall inform every six months, on or before June 30 and December 31 of each year and except for the last year of the effective term of the Loan, the Agent Bank of the assets and property, movable and real, acquired by Radio Uno and its relevant Subsidiaries following the date of execution hereof or owned by any of the aforesaid companies and not included within the Guaranty Documents, provided such property has an individual value, or taken as a whole with any other property making up an economic unit, equal to or higher than ten thousand Dollars in the case of movable property or forty thousand Dollars in the case of real property. Within thirty days following receipt of the relevant records, the Creditors, through the Agent Bank, shall inform Radio Uno of the movable and/or real property of those stated by such institution that shall be subject to a security interest in favor of Creditors, Radio Uno and/or the Guarantors having a term of thirty days from receipt of such communication to perfect or cause perfection of the security interest requested, hereinafter called the "Additional Guaranty Documents". Upon elapse of the term of thirty days without the Creditors making any pronouncement in writing regarding the aforesaid obligations, Radio Uno and its Guarantors shall be construed not to be in breach of the obligation to create additional guaranties on such property. The foregoing provisions do not prevent the Creditors from requesting that the Debtor and its Subsidiaries, at any time in the future, create the additional guaranties offered on such assets and, in such event, the relevant guaranties shall be created within the maximum term of thirty days following a request by the Creditors in such regard"; EIGHT) Sixteen of section Eight is replaced as follows: "SIXTEEN) RESTRUCTURING. The Debtor and its Subsidiaries may not make or cause the making of any amendments to their corporate by-laws; may not be split up, merged or taken over or take over any other company as a result of reorganization and/or corporate restructuring proceedings within the terms of section sixty-four of the Tax Code, without the previous written approval of all Creditors. Despite the aforesaid provisions, the corporate restructuring described in Exhibit number Four hereto is hereby authorized. Such exhibit is registered in this notary public's office and dated on the date hereof under the same digest number as this deed and is construed to be an integral part thereof to all legal effects"; NINE) vi) of Twenty-One of section Eight of the Agreement is hereby replaced as follows: "... vi) loans and advances between the Debtor and the Subsidiaries Wholly Owned by the Debtor that are the Guarantors of the

Local Loan Agreement or between the Debtor and its Subsidiaries the Guarantors and vice-versa, but in this case only to the extent that the aggregate outstanding amount does not exceed at any time three million Dollars and such loan or advance is evidenced in (i) a current account and/or accounting records, or (ii) through a promissory note, in this last case, in such form and content as is satisfactory to the Creditors, through the Agent Bank and that it is pledged to the Creditors as per the Additional Guaranty Documents; TEN) At the end of Twenty-three of section Eight, the following is added: "Notwithstanding the foregoing provisions, it is hereby stated that the Debtor has projected the following maximum amounts in Investments in Fixed Assets, which are known and accepted by Creditor Banks: (i) year two thousand and three, one hundred and fifty million pesos; (ii) year two thousand and four, three hundred million pesos; (iii) year two thousand and five, five hundred million pesos; and (iv) year two thousand and six, five hundred million pesos. Radio Uno represents and undertakes that, during year two thousand and two, it invested or has a commitment to invest in Fixed Assets the maximum amount of two hundred and forty-five million pesos.". ELEVEN) It is agreed to maintain the Minimum Consolidated Interest Coverage Ratio requirement established in Twenty-Four of section Eight of the Local Loan Agreement, at the times and in the coefficients set forth therein, but making it apply until the date of full and actual payment of all obligations of Radio Uno and its Guarantors so that the Consolidated Interest Coverage Ratio for the tax quarters ended after March thirty-one of year two thousand and five and until June thirty of year two thousand and six shall be at least four point zero to one point zero. TWELVE) Twenty-five of section Eight is amended in respect of the Maximum Consolidated Indebtedness Ratio, a new coefficient being established for the tax quarters following September thirty of year two thousand and two, such obligations therefore remaining for future dates of measurement of such ratio as follows:
"TWENTY-FIVE) MAXIMUM CONSOLIDATED INDEBTEDNESS RATIO. Radio Uno shall not allow the Consolidated Indebtedness Ratio, throughout the period preceding each of the dates stated below, to be higher than the coefficient stated for each date: as of December thirty-one of year two thousand and two, three point five to one point zero; as of March thirty-one of year two thousand and three, three point three to one point zero; as of June thirty of year two thousand and three, three point one to one point zero; as of September thirty of year two thousand and three, two point eight to one point zero; as of December thirty-one of year two thousand and three, two point five to one point zero; as of March thirty-one of year two thousand and four, two point three to one point zero; as of June thirty of year two thousand and four, two point zero to one point zero; as of September thirty of year two thousand and four, two point zero to one point zero; as of December thirty-one of year two thousand and four, two point zero to one point zero; as of March thirty-one of year two thousand and five, two point zero to one point zero; as of June thirty of year two thousand and five, two point zero to one point zero; as of September thirty of year two thousand and five, two point zero to one point zero; as of December thirty-one of year two thousand and five, two point zero to one point zero; as of March thirty of year two thousand and six, two point zero to one point zero; and as of June thirty of year two thousand and six, two point zero to one point zero". THIRTEEN) Twenty-Seven of Section Eight is amended in respect of the Minimum Consolidated EBITDA, a new coefficient being established for the tax quarters following September thirty of year two thousand and two, such obligation therefore remaining for future dates of measurement as follows: "TWENTY-SEVEN) MINIMUM CONSOLIDATED EBITDA. Radio Uno shall not allow its Consolidated EBITDA for any Test Period ending on the last day of a tax quarter stated below to be lower than the amount stated for each tax quarter: as of December thirty-one of year two thousand and two, three thousand nine hundred and sixty-three million pesos; as of March thirty-one of year two thousand and three, three thousand nine hundred and sixty-three million pesos; as of June thirty of year two thousand and three, three thousand nine hundred and eighty-four million pesos; as of September thirty of year two thousand and three, four thousand and thirty-six million pesos; as of December thirty-one of year two thousand and three, four thousand one hundred and seventy-one million pesos; as of March thirty-one of year two thousand and four, four thousand two hundred and thirty-one million pesos; as of June thirty of year two thousand and four, four thousand two hundred and eighty-one million pesos; as of September thirty of year two thousand and four, four thousand three hundred and thirty-five million pesos; as of December thirty-one of year two thousand and four, four thousand three hundred and eighty-seven million pesos; as of March thirty-one of year two thousand and five, four thousand four hundred and fifty-two million pesos; as of June thirty of year two thousand and five, four thousand five hundred and five million pesos; as of September thirty of year two thousand and five, four thousand five hundred and sixty-four million pesos; as of December thirty-one of year two thousand and five, four thousand six hundred and twenty million pesos; as of March thirty-one of year two thousand and six, four thousand six hundred and twenty million pesos; and as of June thirty of year two thousand and six, four thousand six hundred and twenty million pesos". It is hereby stated that the reference to "pesos" is to pesos, the Chilean legal tender." FOURTEEN) In section Nine which refers to Events of Default and Early Enforceability, the following is added as l) and m): "l) Should Claxson Interactive Group Inc., Claxson Chile and/or Radio Uno breach any of their obligations under the Claxson Deposit Agreement, failure to pay a principal or interest installment may not be invoked as an Event of Default when such installment was fully and timely paid with the funds contributed by Claxson Interactive Group Inc. or Claxson Chile as per the Claxson Deposit Agreement; and m) Should Chilevision or the Debtor not comply with their obligations contained in the Chilevision Bond, including the obligation to substitute the Chilevision Bond for another guaranty acceptable to the Creditors in case of occurrence of a change in control of Chilevision." FOUR: EXTRAORDINARY FEE. The Debtor hereby pays to Chilean Creditors and the Agent Bank, to their full satisfaction, as an extraordinary fee for maintenance and amendment of the Local Loan Agreement, the amount of two thousand two hundred and sixty-three point thirty-one Unidades de Fomento which, as of the date hereof, is equivalent to zero point three per cent of the full principal amount of the current Local Loans as of the date hereof, plus the value added tax. Such fee is delivered to the Agent Bank for it to distribute it among the different Creditor Banks in proportion to their share in this Local Loan. FIVE: Any provision contained in the Local Loan Agreement not expressly amended in this instrument remains fully effective. SIX: OTHER OBLIGATIONS. Together with execution hereof and as a condition precedent for the Local Loan Agreement amendments to have effect, the Debtor and the Guarantors bind themselves to fulfill or give evidence of full compliance with the following obligations: a) That on the date hereof and promptly after execution hereof, the Debtor and the Guarantors shall execute before a Notary Public restatements of the Local Promissory notes already issued as of the date hereof, under the terms of section two of Decree Law three thousand four hundred and seventy-five and as per the promissory note restatement form included as Exhibit number Five hereto, to include in such documents the amendments made hereby to the Local Loan Agreement. The aforesaid Exhibit number Five is registered in this notary public's office and dated on the date hereof under the same digest number as this deed and is construed to be an integral part thereof to all legal effects; b) That on or before the date hereof, the Debtor shall have executed an amendment to the Reimbursement Agreement under the terms of the document being registered in this notary public's office and dated on the date hereof under number fourteen thousand two hundred and nineteen - two thousand and two; c) That on the date hereof, Claxson Interactive Group Inc., Claxson Chile S.A. and the Debtor shall have executed the Claxson Deposit Agreement under satisfactory terms to the Creditors and that, under the terms of such instrument, Claxson Interactive Group Inc. or Claxson Chile S.A. shall have made available to Deutsche Bank Chile S.A. a term deposit for the amount agreed in the Claxson Deposit Agreement; d) That on the date hereof and immediately following execution hereof, Chilevision shall execute the Chilevision Bond in the terms of the form of bond and joint and several co-debt which is attached as Exhibit number Six hereto, which is registered in this notary public's office and dated on the date hereof under the same digest number of this deed and is construed to be an integral part thereof to all legal effects; and e) That on the date hereof and immediately following execution hereof, all and each of the guaranty agreements stated under the definition of "Guaranties of Abril S.A." shall be entered into and the guaranties created pursuant to such agreements shall be perfected. Fulfillment of such conditions shall be evidenced through execution by all Creditors of a deed as per the form attached as Exhibit number Seven hereto, which is registered in this notary public's office and dated on the date hereof under the same digest number as this deed and is construed to be an integral part thereof to all legal effects. SEVEN: ACCEPTANCE BY GUARANTORS. Mr. Jose Antonio Ituarte Duran and Mr. Andres Fernandez Walker, already identified, both on behalf of Claxson Chile, Blaya, Radio Holdings, Compania de Radios, Radiodifusion, Aurora and El Litoral expressly accept all the new terms and conditions of the Local Loan Agreement, the Local Promissory Notes, the Letters of Credit, the Reimbursement Agreement and the other documents that should be executed under any of the aforesaid documents, such terms and conditions comprising all Guaranties and all Guaranty Documents referred-to in five) of section Two hereof and any guaranty, bond, joint and several co-debt, pledge, mortgage and other documents executed or to be executed as security for the obligations of the Debtor and the Guarantors under the Loan Documents. Mr. Jose Antonio Ituarte Duran and Mr. Andres Fernandez Walker, both on behalf of the aforesaid companies, authorize the bearer of an authorized copy of this deed to require and sign notations and/or inscriptions (i) on the margin of public deeds whereby the Guaranties and Guaranty Documents referred-to above were executed, and (ii) on the margin of inscriptions in the relevant registrations of the aforesaid Guaranties and Guaranty Documents required to evidence the amendments to such documents stated in this section Seven. EIGHT: EXPENSES AND TAXES. All taxes, duties or expenses accrued on this instrument shall be fully borne by Radio Uno and the Guarantors. NINE: DOMICILE AND JURISDICTION. To these effects, the parties establish their domiciles in the city of Santiago and submit to the jurisdiction of its ordinary courts of justice. TWELVE: EVIDENCES. For an adequate construction of this instrument, the Parties provide evidence of the facts stated below: ONE) CAPACITY OF BANCO DE CHILE AS LEGAL CONTINUER OF BANCO DE A. EDWARDS. It is hereby stated that the Special Meetings of Shareholders of Banco de Chile and Banco de A. Edwards, respectively held on December six of year two thousand and one and December eighteen of year two thousand and one agreed the merger of both banks, through the taking over of the latter by the former. The minutes of such meeting of Banco de Chile was executed as a public deed on December seven of year two thousand and one at the Notary Public's Office under the charge of Rene Benavente Cash, in Santiago, and on December nineteen of year two thousand and one at the Notary Public's Office under the charge of Andres Rubio Flores, in Santiago, that of Banco de A. Edwards was executed as a public deed. The aforesaid agreements were approved by Resolution number one hundred and forty-seven and its relevant By-laws Amendment Certificate dated December twenty-one of year two thousand and one of the Superintendence of Banks and Financial Institutions which were published in Official Gazette number thirty-seven thousand one hundred and forty-four dated December twenty-six of year two thousand and one and registered on page thirty-three thousand one hundred and eighty-eight number twenty-seven thousand and sixty-four and on page thirty-three thousand one hundred and eighty-nine number twenty-seven thousand and sixty-five, both of the Registry of Commerce of the Real Property Preserver of Santiago, corresponding to year two thousand and one, all of which is evidenced in the registration made in the Notary Public's Office under the charge of Rene Benavente Cash in Santiago on December twenty-six of year two thousand and one. Under the aforementioned merger, Banco de A. Edwards was dissolved on an early basis, Banco de Chile becoming its successor or legal continuer. TWO) CHANGE OF NAME OF BANCO SUD AMERICANO. It is hereby evidenced that the change of the corporate name of Banco Sudamericano for that of Scotiabank Sud Americano arises from the Special General Meeting of Shareholders held on September twenty-seven of year two thousand and one, the minutes of which were executed as a public deed on October four of the same year, in the Notary Public's Office under the charge of Enrique Morgan Torres, in Santiago. Such change was approved by resolution of the Superintendence of Banks and Financial Institutions dated October Seventeen of year two thousand and one published in the Official Gazette dated November five of year two thousand and one and registered in the Registry of Commerce of the Real Property Preserver of Santiago of year two thousand and one on page twenty-seven thousand five hundred and forty-two number twenty-two thousand four hundred and fifty-nine. In addition, it is hereby evidenced that it was through the Special Meeting of the Board of Directors held on October twenty-five of year two thousand and one, the minutes of which were executed as public deed on November six of the same year, which was annotated on the margin of the corporate registration appearing on page eight hundred and seventy-five number seven hundred and twenty-nine of the Registry of Commerce of the Real Property Preserver of Santiago, corresponding to year one thousand nine hundred and forty-four, that the new corporate name of the bank started to apply as from November twelve of year two thousand and one. THREE) CAPACITY OF DEUTSCHE BANK TRUST COMPANY AMERICAS AS LEGAL CONTINUER OF BANKERS TRUST COMPANY. Through the unanimous and written vote of the holder of all current voting shares of the company Bankers Trust Company and as set forth in section eight thousand five hundred of the Banks Act of the State of New York, United States of America, on February twenty-seven of year two thousand and two such company issued the amendment certificate thereof, signed by its Secretary, Mr. James T. Byrne Jr., and by its Vice-President and Assisting Secretary, Ms. Lea Lahtinen, in the city and State of New York, whose signature was authorized on the same date by the Notary Public Sandra L. West, acting in such city. Such certificate gives evidence of the change in the corporate name from BANKERS TRUST COMPANY to DEUTSCHE BANK TRUST COMPANY AMERICAS, which applies as from April fifteen of year two thousand and two. Such certificate was approved by the Subrogating Superintendent of Banks of the State of New York, Mr. P. Vincent Conlon, on March fourteen of year two thousand and two. LEGAL CAPACITY.

The legal capacity of Mr. Antonio Ituarte Duran and Mr. Andres Fernandez Walker to represent IBEROAMERICAN RADIO HOLDINGS UNO CHILE S.A. arises from meeting of the board of directors number four held on December four of year two thousand and two, executed as a public deed on December nine of year two thousand and two in the Notary Public's Office under the charge of Eduardo Avello Concha, in Santiago. The legal capacity of Mr. Jose Antonio Ituarte Duran and Mr. Andres Fernandez Walker to represent CLAXSON CHILE S.A. arises from meeting of the board of directors number four held on December four of year two thousand and two, executed as a public deed on December nine of year two thousand and two in the Notary Public's Office under the charge of Eduardo Avello Concha, in Santiago. The legal capacity of Mr. Jose Antonio Ituarte Duran and Mr. Andres Fernandez Walker to represent BLAYA Y VEGA S.A. arises from meeting of the board of directors number five held on December six of year two thousand and two, executed as a public deed on December nine of year two thousand and two in the Notary Public's Office under the charge of Eduardo Avello Concha, in Santiago. The legal capacity of Mr. Jose Antonio Ituarte Duran and Mr. Andres Fernandez Walker to represent IBEROAMERICAN RADIO HOLDINGS CHILE S.A. arises from meeting of the board of directors number five held on December six of year two thousand and two, executed as a public deed on December nine of year two thousand and two in the Notary Public's Office under the charge of Eduardo Avello Concha, in Santiago. The legal capacity of Mr. Jose Antonio Ituarte Duran and Mr. Andres Fernandez Walker to represent COMPANIA DE RADIOS S.A. arises from meeting of the board of directors number five held on December six of year two thousand and two, executed as a public deed on December nine of year two thousand and two in the Notary Public's Office under the charge of Eduardo Avello Concha, in Santiago. The legal capacity of Mr. Jose Antonio Ituarte Duran and Mr. Andres Fernandez Walker to represent RADIODIFUSION IBEROAMERICAN CHILE S.A. arises from meeting of the board of directors number five held on December six of year two thousand and two, executed as a public deed on December nine of year two thousand and two in the Notary Public's Office under the charge of Eduardo Avello Concha, in Santiago. The legal capacity of Mr. Jose Antonio Ituarte Duran and Mr. Andres Fernandez Walker to represent RADIODIFUSORA TRANSITORIA S.A. arises from meeting of the board of directors number five held on December six of year two thousand and two, executed as a public deed on December nine of year two thousand and two in the Notary Public's Office under the charge of Eduardo Avello Concha, in Santiago. The legal capacity of Mr. Jose Antonio Ituarte Duran and Mr. Andres Fernandez Walker to represent AURORA S.A. arises from meeting of the board of directors number five held on December six of year two thousand and two, executed as a public deed on December nine of year two thousand and two in the Notary Public's Office under the charge of Eduardo Avello Concha, in Santiago. The legal capacity of Mr. Jose Antonio Ituarte Duran and Mr. Andres Fernandez Walker to represent SOCIEDAD DE RADIODIFUSION EL LITORAL LIMITADA arises from a special power of attorney executed as a public deed on December nine of year two thousand and two in the Notary Public's Office under the charge of Eduardo Avello Concha, in Santiago. The legal capacity of Mr. Jose Antonio Ituarte Duran and Mr. Andres Fernandez Walker to represent RED DE TELEVISION CHILEVISION S.A. arises from meeting of the board of directors number six held on December six of year two thousand and two, executed as a public deed on December nine of year two thousand and two in the Notary Public's Office under the charge of Eduardo Avello Concha, in Santiago. The legal capacity of Mr. Jose Antonio Ituarte Duran and Mr. Andres Fernandez Walker to represent ABRIL


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


S.A. arises from meeting of the board of directors number five held on December six of year two thousand and two, executed as a public deed on December nine of year two thousand and two in the Notary Public's Office under the charge of Eduardo Avello Concha, in Santiago. The legal capacity of Mr. Claudio Abe Del Solar and Ms. Maria Teresa Vinuela Suarez to represent BANCO DE CHILE arises from the public deeds dated December nineteen of year two thousand and one and June five of year one thousand nine hundred and ninety-one, respectively, both executed in the Notary Public's Office under the charge of Rene Benavente Cash, in Santiago. The legal capacity of Ms. Paulina Valdes Del Rio and Mr. Oscar Torrealba Ziliani to represent BANKBOSTON, N.A., CHILE BRANCH, arises from the public deed dated July twenty of year two thousand executed in the Notary Public's Office under the charge of Patricio Raby Benavente, in Santiago. The legal capacity of Mr. Christian Schiessler Garcia to represent CORPBANCA arises from the public deed dated August five of year one thousand nine hundred and ninety-six executed in the Notary Public's Office under the charge of Kamel Saquel Zaror, in Santiago. The legal capacity of Mr. Claudio Tessa Ferrada and Mr. Eduardo Jofre Perez to represent SCOTIABANK SUD AMERICANO, arises from the public deeds dated February twenty of year one thousand nine hundred and ninety-eight executed in the Notary Public's Office under the charge of Mr. Enrique Morgan Torres, in Santiago, and dated March one of year two thousand executed in the Notary Public's Office under the charge of Eduardo Diez Morello, in Santiago, respectively. The legal capacity of Mr. Jose Francisco Garces Reyes to represent DEUTSCHE BANK TRUST COMPANY AMERICAS arises from the power of attorney executed on March twenty-eight of year two thousand before Notary Public Jojean Travis acting in the city of New York, registered on April four of year two thousand in the Notary Public's Office under the charge of Eduardo Pinto Peralta, in Santiago. In witness whereof and after the appearing parties read these presents, the same are signed by them. A copy is furnished. All of which I attest. Between lines : "point zero one hundred and forty-three" is valid, "point forty-three", is valid. Between brackets: "Creditor" is not valid, between lines: "Creditors" is valid.

[signatures and thumb prints pertaining to:] Jose Antonio Ituarte Duran, ID No. 7.775.817-8 and Andres Fernandez Walker, ID No. 7.013.374-1 For RED DE TELEVISION CHILEVISION S.A.

[signatures and thumb prints pertaining to:] Jose Antonio Ituarte Duran, ID No. 7.775.817-8 and Andres Fernandez Walker, ID No. 7.013.374-1 For IBEROAMERICAN RADIO HOLDINGS UNO CHILE S.A.; CLAXSON CHILE S.A.; BLAYA Y VEGA S.A.; IBEROAMERICAN RADIO HOLDINGS CHILE S.A.; COMPANIA DE RADIOS S.A.; RADIODIFUSION IBEROAMERICAN CHILE S.A.; RADIODIFUSORA TRANSITORIA S.A.; AURORA S.A.; SOCIEDAD DE RADIODIFUSION EL LITORAL LIMITADA; ABRIL S.A.

[signatures and thumb prints pertaining to:] Claudio Abe Del Solar, ID No. 5.525.065-0 and Maria Teresa Vinuela Suarez, ID No. 6.735.398-6 For BANCO DE CHILE.

[signatures and thumb prints pertaining to:] Paulina Valdes Del Rio, ID No. 8.451.165-K and Oscar Torrealba Ziliani, ID No. 7.171.052-1 For BANKBOSTON, N.A., Chile Branch*



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

* BankBoston, N.A., a Fleet Boston Financial company, is the corporate name under which Fleet National Bank does business in Latin America and the Bahamas.

[signature and thumb print pertaining to:] Christian Schiessler Garcia ID No. 7.277.278-4 For CORPBANCA.

[signatures and thumb prints pertaining to:] Claudio Tessa Ferrada, ID No. 7.428.959-2 and Eduardo Jofre Perez, ID No. 7.814.833-0 For SCOTIABANK SUD AMERICANO.

[signature and thumb print pertaining to:] Jose Francisco Garces Reyes ID No. 4.612.811-7 For DEUTSCHE BANK TRUST COMPANY AMERICAS.

[signature]

DIGEST No.: 14.259.

I hereby certify that this sheet corresponds to the deed of AMENDMENT TO SYNDICATED LOAN FACILITY OPENING AGREEMENT entered into between IBEROAMERICAN RADIO HOLDINGS UNO CHILE S.A., as debtor, BLAYA Y VEGA S.A. ET AL as Sureties and Joint and Several Co-Debtors, BANCO DE CHILE, CORPBANCA, SCOTIABANK SUD AMERICANO and BANKBOSTON, N.A., Chile Branch, as Creditors and DEUTSCHE BANK TRUST COMPANY AMERICAS as Agent Bank and Creditor. All of which I attest.

[signatures and seals]


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